SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report: October 17, 1997
(Date of earliest event reported)


        AMRESCO Commercial Mortgage Funding I Corporation
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     (Exact Name of registrant as specified in its charter)

Delaware                        333-19591          75-2683929
(State or Other Juris-          (Commission       (I.R.S. Employer
diction of Incorporation)        File Number)      Identification Number)

700 N. Pearl St. Suite 2400 Dallas, Texas              75201
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(Address of Principal Executive Office)              (Zip Code)


Registrant's telephone number, including area code: (214) 953-7700

            This Document contains exactly  23 Pages.
              The Exhibit Index is on Page    05  .



ITEM 5.   OTHER EVENTS

          This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-C1 issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), by and among AMRESCO Commercial Mortgage Funding I Corporation (the "Company"), as depositor, AMRESCO Services L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-19591) (the "Registration Statement").

          Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

          Pursuant to Section 3.22 of the Pooling and Servicing
Agreement, Servicer is filing this Current Report containing the October 17, 1997 monthly distribution report prepared by the Trustee, pursuant to Section 4.02(a) thereof.

          This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.





ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (c)  Exhibits


                    Item 601(a) of
                    Regulation S-K
      Exhibit No.    Exhibit No.         Description

          7.1           99             Monthly distribution report pursuant
                                       to Section 4.2 of the Pooling and
                                       Servicing Agreement for the
                                       distribution on October 17, 1997




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   AMRESCO MORTGAGE CAPITAL, INC.
                                   AS GENERAL PARTNER OF AMRESCO
                                   SERVICES L.P., IN ITS CAPACITY AS
                                   SERVICER UNDER THE POOLING AND
                                   SERVICING AGREEMENT ON
                                   BEHALF OF  AMRESCO COMMERCIAL
                                   MORTGAGE FUNDING I
                                   CORPORATION, REGISTRANT





                                   By:/s/Daniel B. Kirby
                                         Daniel B. Kirby,
                                         Senior Vice President


                                   By:/s/Sean D. Reilly
                                         Sean D. Reilly
                                         Vice President


Date: October 21, 1997






                          EXHIBIT INDEX



                    Item 601(a) of
                    Regulation S-K
          Exhibit No.    Exhibit No.         Description

          7.1               99             Monthly distribution report
                                           pursuant to
                                           Section 4.2 of the Pooling and
                                           Servicing
                                           Agreement for the distribution
                                           on October 17, 1997